Exhibit 99.CERT

                                 CERTIFICATIONS

I, O. Thomas Barry III, certify that:

1. I have reviewed this report on Form N-CSR of The Bjurman, Barry Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: June 4, 2003                           /s/ O. Thomas Barry III
--------------------------                   ------------------------------
                                             O. Thomas Barry III
                                             Co-President

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                                 Exhibit 99.CERT

                                 CERTIFICATIONS

I, G. Andrew Bjurman, certify that:

1. I have reviewed this report on Form N-CSR of The Bjurman, Barry Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: June 4, 2003                           /s/ G. Andrew Bjurman
--------------------------                   ------------------------------
                                             G. Andrew Bjurman
                                             Co-President

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                                 Exhibit 99.CERT

                                 CERTIFICATIONS

I, Scott A. Englehart, certify that:

1. I have reviewed this report on Form N-CSR of The Bjurman, Barry Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: June 5, 2003                           /s/ Scott A. Englehart
--------------------------                   ------------------------------
                                             Scott A. Englehart
                                             Treasurer

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